Exhibit 99.1 THE LOW POWER LEADER 1 - NASDAQ: LSCC

Safe Harbor Forward Looking Statements We may make projections or other forward-looking statements regarding future events during our presentation today. We caution you that such statements are predictions based on information that is currently available and that actual results may differ materially. We refer you to the documents that the company has filed with the SEC, including our 10-K, 10-Qs and 8-Ks. These documents identify important risk factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. General Notice-Trademarks Lattice Semiconductor Corporation, Lattice Semiconductor (& design) and specific product designations are either registered trademarks or trademarks of Lattice Semiconductor Corporation or its subsidiaries in the United States and/or other countries. Spartan is a registered trademark of Xilinx, Inc. and Cyclone is a registered trademark of Intel Corporation in the United States and/or other countries. 2 - NASDAQ: LSCC

Solid Progress Over the Past Year FOCUSED STRATEGY RE-ENERGIZED TEAM SOLUTION INNOVATION 100% Focus on FPGA New Leadership Team; Application Focused Revitalized Culture Innovation PROFIT EXPANSION INCREASED INVESTMENT STRONGER ROADMAP 2x Growth in Profit Increasing Investment in Faster Cadence; 5x Growth in Cash Flow New Devices and Solutions High Fidelity Execution Note: Net profit and cash flow expansion based on non-GAAP results from Q1 thru Q3 2019 compared to Q1 thru Q3 2018 3 - NASDAQ: LSCC

New Products Over the Next 12 Months sensAI 2.0 MachXO3D CrossLinkPlus Next Generation New AI Robust Platform Enhanced Video Next Generation Capabilities Security Bridging FPGA Platform Sampling in H2 2019 Sampling early 2020 LAUNCH DATE LAUNCH DATE MAY 20, 2019 MAY 20, 2019 Q3 2019 Today 4 - NASDAQ: LSCC

Our Mission The Low Power Programmable Leader 5 - NASDAQ: LSCC

# Lattice's Focus: Low Power, Small Size

## OTHER FPGA COMPANIES

Focused on Large, High Power Devices
for Data Center Compute


55 mm
55 mm

~200 W With Heat Sink

## LATTICE SEMICONDUCTOR

Focused on Low Power,
Smaller Form Factors


10 mm
10 mm
1.40 mm
1.45 mm

~1 W
(Small)

~1 mW
(Smallest)

Addressing Applications Where
Power Efficiency & Small Size are Important

6 - NASDAQ: LSCC

Solving Problems at the Edge AI & IoT AI Inferencing at the Edge VIDEO 10 mm 10 mm ~1 W Embedded Vision (Small) SECURITY Hardware Platform Security 1.40 mm ~1 mW 1.45 mm 5G INFRASTRUCTURE (Smallest) Control & Management AUTOMATION Precision Robotic Motor Control 7 - NASDAQ: LSCC

Introducing Our New Low Power FPGA Platform 8 - NASDAQ: LSCC

Introducing Our New Low Power FPGA Platform LATTICE INNOVATION SOLUTIONS ARCHITECTURE Hardened D-PHY Fast Programmable I/O Logic Cells Embedded Memory Boot Industry Industry DSP Blocks Ultra Ultra Fast Leading Leading SER Enhanced PLLs Hardened PCIe CIRCUIT 9 - NASDAQ: LSCC

Lattice Nexus is Changing the Landscape POWER PERFORMANCE RELIABILITY Operating Power Consumption Video Connectivity Soft Error Rates Up to 2x Faster speed Up to 75% Up to 100x Lower power Lower SER Competition Lattice Competition Lattice Competition Lattice 10 - NASDAQ: LSCC Note: comparing similar class competitive devices

Bringing Lattice Nexus Across All our Key End Markets COMMUNICATIONS COMPUTE INDUSTRIAL AUTOMOTIVE CONSUMER 5G Wireless Servers Industrial IoT ADAS Smart Home Switches/Routers Client Factory Automation Infotainment Wearables $3B Lattice Market Opportunity 11 - NASDAQ: LSCC

. Low power leadership . Edge computing ready . Robust and reliable . Smallest form factor . Faster innovation cadence 12 - NASDAQ: LSCC

Steve Douglass Corporate Vice President, R&D 13 - NASDAQ: LSCC

Introducing Our New Low Power FPGA Platform LATTICE INNOVATION SOLUTIONS ARCHITECTURE Hardened D-PHY Fast Programmable I/O Logic Cells Embedded Memory Boot Industry Industry DSP Blocks Ultra Ultra Fast Leading Leading SER Enhanced PLLs Hardened PCIe CIRCUIT 14 - NASDAQ: LSCC

Circuit Innovation SOLUTIONS LATTICE NEXUS ON TRADITIONAL FPGA ON FDSOI BULK GATE GATE ARCHITECTURE SOURCE DRAIN DRAIN Hardened D-PHY Fast Programmable I/O ULTRA-THIN BURIED OXIDE SOURCE Logic Cells Embedded Memory SER Boot Leading Leading Industry Industry DSP Blocks Ultra Ultra Fast Enhanced PLLs Hardened PCIe CIRCUIT . Greatly reduces transistor leakage and susceptibility to soft errors . FDSOI leverages bulk CMOS process and has fewer processing steps . In high volume production today 15 - NASDAQ: LSCC

Circuit Innovation SOLUTIONS POWER RELIABILITY Static Power Soft Error Rate ARCHITECTURE Hardened D-PHY Fast Programmable I/O Logic Cells Embedded Memory SER Boot Leading Leading Industry Industry DSP Blocks Ultra Ultra Fast Enhanced PLLs Hardened PCIe CIRCUIT Bulk FDSOI Bulk FDSOI Half 100x The Power Lower SER 16 - NASDAQ: LSCC

Circuit Innovation SOLUTIONS PROGRAMMABLE BODY BIAS GATE Allows customers to SOURCE DRAIN optimize for both: ARCHITECTURE ULTRA-THIN BURIED OXIDE Hardened D-PHY Fast Programmable I/O HIGHER Logic Cells Embedded Memory PERFORMANCE SER Boot Leading Leading Industry Industry DSP Blocks Ultra Ultra Fast Enhanced PLLs Hardened PCIe CIRCUIT LOWER POWER 17 - NASDAQ: LSCC

Architecture Innovation SOLUTIONS OPTIMIZED FOR POWER EFFICIENT COMPUTING ARCHITECTURE Hardened D-PHY Fast Programmable I/O DSP EBR DDR Logic Cells Embedded Memory SER Boot Leading Leading Industry Industry DSP Blocks Ultra Ultra Fast Enhanced PLLs Hardened PCIe FABRIC CIRCUIT 18 - NASDAQ: LSCC

Architecture Innovation SOLUTIONS OPTIMIZED FOR POWER EFFICIENT COMPUTING ARCHITECTURE Hardened D-PHY Fast Programmable I/O 2x Logic Cells Faster Performance Embedded Memory SER Boot Leading Leading Industry Industry DSP Blocks Ultra Ultra Fast LARGE EBR FABRICDSP RAM Enhanced PLLs Hardened PCIe Half CIRCUIT The Power Note: Performance and power relative to Lattice prior generation devices 19 - NASDAQ: LSCC

Human Presence Detection Demo OVERVIEW What You Are Seeing Human presence detection with bounding box around upper body implemented with our first Lattice Nexus based device. Why It Matters KEY APPLICATIONS Human presence detection is a common AI use case in many Edge applications including security cameras, client compute, factory automation, and automotive. Industrial Security Client Smart safety cameras compute doorbells 20 - NASDAQ: LSCC

Solutions Innovation SOLUTIONS APPLICATION FOCUSED SOLUTIONS EMBEDDED ARTIFICIAL SECURITY INTELLIGENCE VISION ARCHITECTURE Hardened D-PHY Fast Programmable I/O REFERENCE DESIGN & KITS Logic Cells Embedded Memory SER Boot Leading Leading Industry Industry DSP Blocks Ultra Ultra Fast Enhanced PLLs Hardened PCIe SOFT IP CIRCUIT SOFTWARE 22 - NASDAQ: LSCC

Solutions Innovation SOLUTIONS APPLICATION FOCUSED SOLUTIONS EMBEDDED VISION SENSOR BRIDGING SENSOR AGGREGATION ARCHITECTURE D-PHY Hardened D-PHY Fast Programmable I/O SubLVDS D-PHY MACHINE D-PHY D-PHY MOBILE VISION IMAGE PROCESSOR PROCESSOR SENSORS Logic Cells LATTICE D-PHY Embedded Memory LATTICE SER Boot Leading Leading Industry Industry DSP Blocks Ultra Ultra Fast Enhanced PLLs Hardened PCIe IMAGE PROCESSING CIRCUIT D-PHY D-PHY LATTICE 23 - NASDAQ: LSCC

Solutions Innovation SOLUTIONS APPLICATION FOCUSED SOLUTIONS EMBEDDED VISION SENSOR BRIDGING SENSOR AGGREGATION ARCHITECTURE D-PHY Hardened D-PHY Fast Programmable I/O Sub-LVDS D-PHY MACHINE D-PHY D-PHY MOBILE VISION IMAGE PROCESSOR PROCESSOR SENSORS Logic Cells LATTICE D-PHY Embedded Memory LATTICE SER Boot Leading Leading Industry Industry DSP Blocks Ultra Ultra Fast Enhanced PLLs Hardened PCIe IMAGE PROCESSING CIRCUIT D-PHY D-PHY LATTICE 24 - NASDAQ: LSCC

Camera Aggregation Demo OVERVIEW What You Are Seeing MIPI CSI-2 data streams from 4 cameras are aggregated into a single data stream, bridged to parallel data and displayed in a single HDMI output. Why It Matters Number of sensors are increasing, and the application processors have limited MIPI inputs. KEY APPLICATIONS Number of screen sizes and resolutions are increasing. Need solution that can aggregate data streams for multiple image sensors in applications such as ADAS, drones, AR/VR, robots etc. AR / VR Drones ADAS Robotics 25 - NASDAQ: LSCC

Introducing Our New Low Power FPGA Platform … 27 - NASDAQ: LSCC

Introducing Lattice CrossLink-NX Hardened MIPI D-PHY Fast Programmable I/O Programmable Logic Embedded Memory DSP Blocks Boot Fast tra Ul IndustryLeading SER Enhanced PLLs Hardened PCIe 28 - NASDAQ: LSCC

Introducing Lattice CrossLink-NX Hardened MIPI D-PHY Fast Programmable I/O Programmable Logic Embedded Memory DSP Blocks Boot Fast tra Ul IndustryLeading SER Enhanced PLLs Hardened PCIe 29 - NASDAQ: LSCC

# A Closer Look at CrossLink-NX

## PROGRAMMABLE LOGIC CORE

- Low power mode
- High performance mode
- High embedded memory count
- Optimized DSP blocks

## DEDICATED INTERFACES

- 8 D-PHY lanes @ 2.5 Gbps
- One lane PCIe @ 5 Gbps


Hardened MIPI D-PHY
Fast Programmable I/O
Industry Leading SER
Programmable Logic
Embedded Memory
DSP Blocks
Ultra Fast Boot
Enhanced PLLs
Hardened PCIe

## FAST PROGRAMMABLE I/O

- Up to 12 MIPI D-PHY interfaces @ 1.5 Gbps
- LVDS, subLVDS, SGMII
- DDR3 @ 1066 Mbps
- Up to 192 total I/O

## INSTANT-ON

- 3 ms I/O configuration
- 14 ms device configuration

Enhanced for Customer Needs: Power Efficiency, Performance, Reliability

30 - NASDAQ: LSCC

Esam Elashmawi Chief Marketing & Strategy Officer 31 - NASDAQ: LSCC

Customer Engagement LOW POWER HIGH PERFORMANCE HIGH RELIABILITY 32 - NASDAQ: LSCC

Solving the Power Challenge LOW POWER POWER IS KEY TO SOLVE PORTABLE & AUTONOMOUS CHALLENGES SYSTEM & OPERATING COSTS HIGH PERFORMANCE LOWEST POWER FPGA … Up to 75% lower power compared to competition HIGH RELIABILITY Operating Power Consumption Xilinx Spartan 7 Intel Cyclone 10 Lattice CrossLink-NX 33 - NASDAQ: LSCC Note: comparing similar class competitive devices

# CrossLink-NX Low Power Demo



Fclk (Hz)
512 kHz
Lattice CrossLink-NX
Xilinx Spartan 7
Intel Cyclone 10LP
Power monitor
Lattice
Xilinx
Intel

KEY APPLICATIONS


Industrial Robots


Drones


Medical


Factory Automation


Servers


5G

OVERVIEW

## What You Are Seeing

Power consumption for Lattice CrossLink-NX-40 running a typical design compared with Xilinx Spartan 7 (XC7S50) and Intel Cyclone 10LP (10CL025).

## Why It Matters

- Simplifies thermal management
- Improves operating costs
- Extends battery life

34 - NASDAQ: LSCC

Solving the Performance Challenge LOW POWER PERFORMANCE IS KEY TO SOLVE USER EXPERIENCE PERFORMANCE FOR AI HIGH PERFORMANCE ENHANCED PERFORMANCE FEATURES Fastest display connection Optimized for power efficient computing 3000 70 HIGH RELIABILITY 2500 60 2000 50 40 1500 30 1000 PHY Speed(Mbps) PHY - 20 500 10 Memory (bits)CellLogic perMemory MIPI D MIPI 0 0 Lattice Xilinx Intel Lattice Xilinx Intel CrossLink-NX Spartan 7 Cyclone 10LP CrossLink-NX Spartan 7 Cyclone 10LP 36 - NASDAQ: LSCC Note: comparing similar class competitive devices

# sensAI Application Example: Retail Security Camera

## ALWAYS-ON HUMAN COUNTING



LATTICE
sensAI



Lattice CrossLink-NX
SRAM
(weights / activations)
Sensor Interface
Neural Network Accelerators
Data
Sensors
Results
MCU

## PERFORMANCE



10 fps
10x
FASTER
1 fps
MCU
CrossLink- NX-40K

## POWER



600 mW
3x
LOWER
200 mW
MCU
CrossLink- NX-40K

37 - NASDAQ: LSCC

LATTICE SEMICONDUCTOR

Instant-on LOW POWER PERFORMANCE IS KEY TO SOLVE INCREASED DEMAND FOR INSTANT-ON APPLICATIONS HIGH PERFORMANCE UP TO 50X FASTER I/O wake up time HIGH RELIABILITY Intel Cyclone 10LP Xilinx Spartan 7 Lattice CrossLink-NX Instant-on Range 38 - NASDAQ: LSCC Note: comparing similar class competitive devices

# Demo: CrossLink-NX Instant-on Demo



Lattice
VCC RAMP
I/O DEFINED
Monitor
003
Xilinx
VCC RAMP
I/O DEFINED
Monitor
150
Intel
VCC RAMP
I/O DEFINED
Monitor
168

KEY APPLICATIONS



Motor Control



Human Machine Interfaces



ADAS

OVERVIEW

### What You Are Seeing

Time for device to self configure I/O to a user defined state for Lattice CrossLink-NX-40 compared with Xilinx Spartan 7 (XCS7-50) and Intel Cyclone 10LP (10LP025).

### Why It Matters

"Instant-on" I/O configuration is important for applications such as LED drivers, motor control and board housekeeping.

Reduces complexity, cost, and power dissipation of customer systems.

Note: based on competition's evaluation boards running at similar frequencies

39 - NASDAQ: LSCC

# Solving the Reliability Challenge

LOW POWER

HIGH PERFORMANCE

HIGH RELIABILITY

## RELIABILITY IS KEY TO SOLVE

### CRITICAL SAFETY & RUGGEDIZED



### SYSTEM UP TIME



## MOST RELIABLE FPGA FOR RUGGEDIZED APPS

**Temperature Ranges**

- 40˚C — 125˚C

Suitable for:

OUTDOOR | AUTOMOTIVE | INDUSTRIAL | AVIONICS

**Soft Error Rates (FIT)**


Xilinx* Spartan 7
Lattice CrossLink-NX

FIT (Failure In Time) (1B device hours)
* Based on Xilinx published data

41 - NASDAQ: LSCC

LATTICE SEMICONDUCTOR

# Small Size Matters


LATTICE
CrossLink-NX
6 mm
6 mm
XILINX
SPARTAN-7
LATTICE
CrossLink-NX
15 mm
15 mm
intel
Cyclone 10
LATTICE
CrossLink-NX
19 mm
19 mm

| | CrossLink-NX<br>LIFCL-40-7MG121C | Xilinx Spartan 7<br>XC7S50-1GCSGA324C | Intel Cyclone 10LP<br>10CL040YU484C6 |
|---|---|---|---|
| Logic Cells | 40K | 50K | 40K |

42 - NASDAQ: LSCC

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Engaged with > 65 customers Early Access Program with 30+ customers Solutions available today 45 - NASDAQ: LSCC

Jim Anderson President, Chief Executive Officer 46 - NASDAQ: LSCC

The Lowest Power FPGA Platform SOLUTIONS LOW POWER ARCHITECTURE HIGH PERFORMANCE Hardened D-PHY Fast Programmable I/O Logic Cells Embedded Memory Boot Industry Industry DSP Blocks Fast Ultra Leading SER Leading Enhanced PLLs Hardened PCIe CIRCUIT HIGH RELIABILITY … 47 - NASDAQ: LSCC

Faster Cadence of New Devices and Solutions H1 2019 H2 2019 H1 2020 H2 2020 Lattice Lattice Embedded Security Solutions sensAI 2.0 Radiant 2.0 Vision Stack Stack Devices Nexus Nexus MachXO3D CrossLinkPlus CrossLink-NX Product #2 Product #3 48 - NASDAQ: LSCC

49 - NASDAQ: LSCC

The Low Power Programmable Leader